PRIMECAP ODYSSEY FUNDS

SUPPLEMENT DATED JANUARY 13, 2014 TO THE
PROSPECTUS DATED FEBRUARY 28, 2013

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 20, 2014, the PRIMECAP Odyssey Aggressive Growth Fund (the “Aggressive Growth Fund” or “Fund”) will be closed to most new investors.  PRIMECAP Management Company (“PRIMECAP”), the Fund’s investment advisor, believes that it is in the best interest of the shareholders of the Aggressive Growth Fund to reduce the amount and pace of investments into the Fund.  In addition, in most cases you will not be permitted to exchange shares of another PRIMECAP Odyssey Fund into the Aggressive Growth Fund unless you are already a shareholder of the Aggressive Growth Fund.

You may continue to purchase shares of the Aggressive Growth Fund, or open a new account to do so, only if:
-	You are an existing shareholder of the Aggressive Growth Fund (either directly or through a financial intermediary) and you:
o	Add to your account through the purchase of additional shares;
o	Add to your account through the reinvestment of dividends or capital gain distributions;
o
Open a new account that is registered in your name or has the same taxpayer identification or social security number assigned to it as an existing Fund account (this includes UGMA/UTMA accounts with you as custodian). This applies only to individuals or organizations opening accounts for their own benefit. It does not apply to institutions opening accounts on behalf of their clients, except as follows: institutions that maintain omnibus account arrangements with the Aggressive Growth Fund may purchase shares of the Aggressive Growth Fund in their omnibus accounts for clients who currently own shares of the Aggressive Growth Fund through such accounts.

-	You are a separately managed account client of PRIMECAP.
-
You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan, or 457 plan that invests through existing accounts in the Fund (each, a “Plan”). A Plan may open new participant accounts within the Plan. IRA transfers and rollovers from a Plan can be used to open new accounts in the Aggressive Growth Fund. PRIMECAP also may selectively allow new retirement plan accounts to invest in the Fund, but it reserves the right without further notice to restrict purchases by retirement plans that did not previously own shares of the Fund.

-	You are a current trustee or officer of the Aggressive Growth Fund, or an employee of PRIMECAP, or a member of the immediate family (spouse or child) of any of these persons.
-	You are a client of an investment advisor that invests client assets in the Funds.

Once you close an account with the Fund, the Fund will not accept additional investments from you unless you meet one of the specified criteria above.  PRIMECAP reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Aggressive Growth Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Aggressive Growth Fund; and (iii) close and re-open the Fund to new or existing shareholders at any time.  You may be required to demonstrate eligibility to buy shares of the Aggressive Growth Fund before an investment is accepted.

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund remain open to all investors, and you may purchase shares of those Funds at any time.

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Please retain this supplement for future reference.